UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023

MSA SAFETY INCORPORATED

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive
Cranberry Township, Pennsylvania	16066-5207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	MSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below under Items 2.01 and 2.03 is hereby incorporated into this Item 1.01 by reference.

Amendments to Existing Debt Agreements

The Company entered into amendments to its: (i) Fourth Amended and Restated Credit Agreement, dated May 24, 2021, as amended (as so amended, the “Existing Credit Agreement”), with the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as Administrative Agent; (ii) Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement, dated July 1, 2021, with PGIM, Inc. and the note purchasers named therein; and (iii) Second Amended and Restated Master Note Facility, dated as of July 1, 2021, with NYL Investors LLC and the note purchasers named therein. The amendments became effective on January 5, 2023, and reflected the sale of Mine Safety Appliances Company, LLC discussed elsewhere in this Report.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the text of the amendments, which are attached hereto as Exhibits 10.3, 10.4 and 10.5 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Purchase Agreement

On January 5, 2023, MSA Worldwide, LLC (“MSA Worldwide”), a wholly-owned subsidiary of MSA Safety Incorporated (together with its consolidated subsidiaries, the “Company”), Mine Safety Appliances Company, LLC (“MSAC LLC”), a wholly-owned subsidiary of MSA Worldwide, and MSA Safety Jacksonville Manufacturing, LLC (“MSA Jacksonville”), a wholly-owned subsidiary of MSA Worldwide, entered into a membership interest purchase agreement (the “Purchase Agreement”) with Sag Main Holdings, LLC (the “Buyer”). The Buyer is a joint venture between R&Q Insurance Holdings Ltd. (“R&Q”) and Obra Capital, Inc. (“Obra”).

Pursuant to the terms of the Purchase Agreement, on January 5, 2023, MSA Worldwide transferred to Buyer all of the issued and outstanding limited liability company interests of MSAC LLC (the “Sale”). In connection with, and prior to the Sale, the Company’s affiliates contributed approximately $204 million in cash to MSAC LLC (the “Seller Contribution”) and funded the redemption of approximately $111 million in existing intercompany notes due to MSAC LLC (the “Redemption Amount”). Concurrently with the closing of the Sale, R&Q and Obra made aggregate capital contributions of $35 million to MSAC LLC (the “Buyer Contribution” and together with the Seller Contribution, the “Contributions”). MSAC LLC also held approximately $26 million in existing cash and marketable securities at the time of the Sale. Following the Contributions and payment of the Redemption Amount, and including MSAC LLC’s existing cash and marketable securities, MSAC LLC held $376 million in total cash and marketable securities at the closing of the Sale, as well as certain insurance rights and notes receivable from insurance companies. The Seller Contribution and the Redemption Amount were funded through existing cash and borrowings under the Existing Credit Agreement, subject to repayment using borrowings under the Credit Agreement (as defined below).

Prior to the Sale, MSAC LLC undertook a division in accordance with Pennsylvania law (the “Division”), pursuant to which MSAC LLC divided into two limited liability companies. MSAC LLC, as a surviving entity from the Division, retained cash, marketable securities, insurance rights held by MSAC LLC applicable to certain Specified Liabilities (as defined in the Purchase Agreement), and deferred tax assets, as well as the Specified Liabilities. The second entity resulting from the Division, MSA SJM, LLC, was allocated all of MSAC LLC’s operating assets and liabilities (other than the Specified Liabilities), and then merged into MSA Jacksonville, with MSA Jacksonville as the surviving entity. MSA Worldwide made a capital contribution to MSAC LLC in an amount equal to the fair value of the assets and liabilities allocated to MSA SJM, LLC, which comprises a portion of the Seller Contribution noted above.

MSAC LLC is wholly owned by the Buyer following the Sale, and the Company shall have no further responsibility for the Specified Liabilities. Pursuant to and subject to the terms and conditions specified in the Purchase Agreement, the Buyer and MSAC LLC will indemnify MSA Worldwide, MSA Jacksonville, and their affiliates, including the Company, for all Specified Liabilities. Additionally, pursuant to and subject to the terms and conditions specified in the Purchase Agreement, MSA Jacksonville will indemnify the Buyer and MSAC LLC for certain liabilities other than Specified Liabilities. These respective indemnification obligations are not subject to any cap or time limitation. MSA Worldwide will provide a limited guaranty of MSA Jacksonville’s obligations under the indemnification provisions of the Purchase Agreement for a period of six years following the closing date of the Sale. In connection with the Sale, MSA Worldwide received a solvency opinion from an independent advisory firm that MSAC LLC is solvent at the time of, and immediately following the closing of, the Sale.

The Purchase Agreement contains customary representations and warranties with respect to MSA Worldwide and its subsidiaries and the Buyer. Pursuant to the Purchase Agreement, MSA Jacksonville and the Buyer will each indemnify the other for breaches of representations and warranties and breaches of covenants, subject to certain limitations as set forth in the Purchase Agreement.

As a result of the transaction, the Company will remove all Specified Liabilities from its balance sheet.

The foregoing description of the transactions to be consummated pursuant to the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to specific terms and conditions of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

A copy of the Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties. In particular, the Purchase Agreement contains representations, warranties and covenants that were made as of specific dates and only for the benefit of the parties to the Purchase Agreement and are qualified by information included in confidential disclosure schedules. Moreover, certain representations, warranties and covenants in the Purchase Agreement were made for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the representations, warranties and covenants in the Purchase Agreement should not be relied upon as characterizations of the actual state of facts about the parties to the agreement.

Forward-Looking Statements

This report may contain (and verbal statements made by MSA® Safety Incorporated (MSA) may contain) forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include, but are not limited to, statements in this report regarding our expectations with respect to the consequences of the transactions described herein and elsewhere in this report. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements due to a number of factors, including those discussed in the sections of our annual report entitled “Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We are under no duty to update publicly any of the forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement

On January 5, 2023, the Company, as borrower, entered into a Credit Agreement dated January 5, 2023 (the “Credit Agreement”) with various Company subsidiaries, as guarantors, various financial institutions, as lenders, and PNC Bank, National Association, as administrative agent. Under the Credit Agreement, the Company may borrow up to $250 million in a single borrowing at any time until and through May 5, 2023, although the Company expects to make the borrowing by the end of January 2023. The borrowing proceeds are expected to be used to repay borrowings under the Existing Credit Agreement (as defined above) that were incurred in connection with the Sale described above under Item 2.01 of this report. The loan will require quarterly principal repayments equal to 2.50% of the original loan balance and a final payment at maturity on May 24, 2026.

Borrowings under the Credit Agreement may bear interest at a rate based upon either a “Base Rate” or a “Adjusted Term SOFR Rate,” plus an adder based upon the Company’s net leverage ratio (as defined in the Credit Agreement):

•

The “Base Rate” is calculated on a daily basis as the highest of a prime rate, an overnight bank funding rate plus 0.5% per annum, or Daily Simple SOFR plus 1%. The Base Rate cannot be less than zero. The adder ranges from zero to 1%.

•	The “Adjusted SOFR Term Rate” is calculated as provided in the Credit Agreement. The adder ranges from 0.875% to 2.00%.

Interest based upon the Base Rate is payable quarterly on the first day of January, April, July and October. Interest based upon the Adjusted Term SOFR Rate is payable on the last day of the selected interest period, unless that interest period exceeds three months, in which case it is also payable on the 90th day of the selected interest period. “SOFR” refers to the Secured Overnight Financing Rate.

The Credit Agreement contains customary representations and warranties, covenants and events of default substantially the same as the Existing Credit Agreement. The Credit Agreement requires the Company to comply with specified financial covenants, including a requirement to maintain a minimum fixed charges coverage ratio of not less than 1.50 to 1.00 and a net leverage ratio not to exceed 3.75 to 1.00 during an initial 12-month period, stepping down to 3.50 to 1.00 thereafter (or not to exceed 4.00 to 1.00 during the three calendar quarters including, and following, certain specified acquisitions); in each case calculated on the basis of the trailing four fiscal quarters. The net leverage ratio is defined as consolidated indebtedness less unencumbered cash exceeding $20 million, divided by consolidated earnings before interest, taxes, amortization and depreciation. In addition, the Credit Agreement contains negative covenants limiting the ability of the Company and its subsidiaries to:

•	incur additional indebtedness or issue guarantees;

•	create or incur liens;

•	make loans and investments;

•	make acquisitions;

•	transfer or sell assets;

•	enter into transactions with affiliated parties;

•	make changes in its or its subsidiaries’ organizational documents that are materially adverse to the lenders; and

•	modify the nature of the Company’s or its subsidiaries’ business;

subject to certain exceptions and limitations, including carve-outs and baskets, set forth in the Credit Agreement. The Credit Agreement also contains certain customary events of default, including defaults triggered by a change of control or defaults on other debt. Under the Credit Agreement, a change in control occurs if a person or group of persons acting in concert acquires beneficial ownership of 50% or more of the outstanding voting stock of the Company.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to specific terms and conditions of the Credit Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Description

10.1	Membership Interest Purchase Agreement, dated January 5, 2023, by and among MSA Worldwide, LLC, a Pennsylvania limited liability company, Mine Safety Appliances Company, LLC, a Pennsylvania limited liability company, Sag Main Holdings, LLC, a Delaware limited liability company, and MSA Safety Jacksonville Manufacturing LLC, a Pennsylvania limited liability company.*

10.2	Credit Agreement, dated January 5, 2023, by and among the Company, as borrower, various Company subsidiaries, as guarantors, various financial institutions, as lenders, and PNC Bank, National Association, as administrative agent.

10.3	Amendments to Fourth Amended and Restated Credit Agreement, dated May 24, 2021, as amended, among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as Administrative Agent.

10.4	Amendment No. 1 and Consent to Third Amended and Restated Multicurrency Note Purchase and Private Shelf Agreement, dated as of December 30, 2022, among MSA Safety Incorporated, each of the Guarantors signatory hereto, PGIM, INC. and each of the holders of Notes.

10.5	Amendment No. 1 and Consent to Second Amended and Restated Master Note Facility, dated as of December 30, 2022, among MSA Safety Incorporated, each of the Guarantors signatory hereto, NYL Investors LLC and each of the holders of Notes.

99.1	Pro Forma Unaudited Condensed Consolidated Financial Statements.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

*	The exhibits and schedules to this agreement have been omitted. A copy of the omitted exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED

(Registrant)

By	/s/ Stephanie L. Sciullo
Stephanie L. Sciullo
Senior Vice President and Chief Legal Officer, Corporate Social Responsibility & Public Affairs

January 6, 2023